UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              NEXTEL PARTNERS, INC.
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                (Name of Registrant as Specified in Its Charter)

                                      N/ A
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      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

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        (2) Aggregate number of securities to which transaction applies:

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        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

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        (4) Proposed maximum aggregate value of transaction:

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        (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:

        (1) Amount Previously Paid:

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        (2) Form, Schedule or Registration Statement No.:

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[NEXTEL PARTNERS LOGO]                              NEXTEL PARTNERS, INC.
                                                    4500 CARILLON POINT
                                                    KIRKLAND, WASHINGTON  98033


                                                    October 7, 2005


Dear Fellow Stockholder:

We have previously sent to you proxy material for the special meeting of Nextel Partners, Inc. Class A common stockholders to be held on October 24, 2005. THE SPECIAL COMMITTEE, COMPRISED OF MEMBERS OF YOUR BOARD OF DIRECTORS WHO ARE UNAFFILIATED WITH NEXTEL COMMUNICATIONS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR BOTH PROPOSALS ON THE AGENDA.

YOUR VOTE IS IMPORTANT, no matter how many or how few shares you may own. WHETHER OR NOT YOU HAVE ALREADY DONE SO, PLEASE VOTE TODAY BY TELEPHONE, VIA THE INTERNET, OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

Best regards,

[signature]

John Chapple
Chairman of the Board of Directors,
President, Chief Executive Officer

Nextel Partners, Inc.


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                                   REMEMBER:
          YOU CAN VOTE YOUR SHARES BY TELEPHONE, OR VIA THE INTERNET.
           PLEASE FOLLOW THE EASY INSTRUCTIONS ON THE ENCLOSED CARD.

              If you have questions, or need assistance in voting
                 your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE, AT 1-877-750-5837

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